UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): October 1, 2004

                               COMDIAL CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        0-9023                94-2443673
      --------                        ------                ----------
(State or other jurisdiction       (Commission            (IRS Employer
  of incorporation)                File Number)         Identification No.)

106 Cattlemen Road
Sarasota, Florida                                              34232
-----------------                                              -----
(Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number, including area code:   (941) 554-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      On October 7, 2004, Comdial Corporation (the "Company") issued a press release indicating that on October 1, 2004 the Company entered into a Business Loan and Security Agreement (the "Agreement") with a voice and data solutions provider (the "Borrower"). Per the Agreement, Comdial loaned the Borrower $800,000, bearing interest at 8 percent; with a maturity date of September 30, 2005. The loan is secured by all of the assets of the Borrower and certain other collateral. As part of the Agreement, Comdial received warrants to purchase an equity interest equal to 3% of the outstanding common stock of the Borrower. A copy of the press release is furnished herewith as Exhibit 99.1.

      The information being furnished in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

99.1  Press Release issued by Comdial Corporation on October 7, 2004.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 COMDIAL CORPORATION

                                                 By: /s/  Kenneth M. Clinebell
                                                     ---------------------------
                                                     Kenneth M. Clinebell
                                                     Chief Operating Officer
                                                     Chief Financial Officer and
                                                     Senior Vice President

Dated: October 7, 2004


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

                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------

99.1             Press Release issued by Comdial Corporation on October 7, 2004.


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